UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2006

INTERNET COMMERCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100

Norcross, Georgia  30092

(Address of Principal Executive Offices)

(Zip Code)

(678) 533-8000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends Registrant’s previously filed Form 8-K, which was filed on May 12, 2006.  This document includes the financial statements that had been omitted from the previously filed Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On May 9, 2006, Internet Commerce Corporation, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission that included information under Item 2.01 thereof reporting that the Company had completed its acquisition of Enable Corp., a Delaware corporation.  In response to part (a) of Item 9.01 of such Form 8-K, the Company stated that it would file or furnish, as applicable, the required financial statements for Enable by amendment.  This Form 8-K/A is being filed to provide the required financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)                                                     Financial Statements of Business Acquired.

The following audited consolidated financial statements for Enable Corp. are attached hereto as Exhibit 99.1:

Independent Auditor’s Report

Balance Sheets as of December 31, 2005 and December 31, 2004

Statements of Operations for the twelve months ended December 31, 2005 and for the period from September 24, 2004 (Inception) to December 31, 2004

Statements of Stockholder’s Equity for the twelve months ended December 31, 2005 and for the period from September 24, 2004 (Inception) to December 31, 2004

Statements of Cash Flows for the twelve months ended December 31, 2005 and for the period from September 24, 2004 (Inception) to December 31, 2004

Notes to Financial Statements

(b)                                                    Pro forma Financial Information.

It is impracticable to provide the required pro forma financial statements for Enable at this time. The Company will file such pro forma financial statements by amendment to the previously filed Current Report on Form 8-K as soon as practicable, but no later than 71 days after the date such Current Report on Form 8-K must be filed.

(d)                                                    Exhibits.

2.1                                 Share Purchase Agreement, dated May 9, 2006, by and among Internet Commerce Corporation, Enable Corp., and the stockholders of Enable Corp. listed on the signature page. (Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K (File No. 000-24996), filed on May 12, 2006).

10.1                           Registration Rights Agreement, dated May 9, 2006, by and among Internet Commerce Corporation and Crossbow Venture Partners, LP. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 000-24996), filed on May 12, 2006).

23.1                           Consent of Miller, Ellin & Company, LLP, Independent Auditors.

99.1                           Financial Statements of Business Acquired for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNET COMMERCE CORPORATION

	By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: June 5, 2006

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EXHIBIT INDEX

Exhibit

Number	Description

23.1	Consent of Miller, Ellin & Company, LLP, Independent Auditors.

99.1	Financial Statements of Business Acquired for the year ended December 31, 2005.

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